September 1997



Dear Shareholders:

The investment returns of the Capital Value Fund Portfolios for the six months ended September 30, 1997, are discussed in the management commentary in the following pages.

The last six months have been terrific ones for investors in both the U.S. stock market and bond market. The stock market, as measured by the total return of the S&P 500 rose 26.26 percent! Bonds also performed very well, with the Lehman Aggregate Bond Index advancing 7.14 percent during the period.

As discussed more thoroughly in the management commentary, the financial markets have benefited from an economic scenario featuring continued economic growth, with few signs of inflation. In such a favorable environment, gains in both the stock market and the bond market are to be expected.

Your portfolios participated nicely in the overall market advances. A major contributor to our performance was the return of James Richards to IMG, who took over management of the Equity Portfolio and the equity portion of the Total Return Portfolio at the end of April.

Our longer-term outlook for both stocks and bonds remains positive. Short term, we remain vigilant for signs of the inflationary trends, which so often occur late in the business cycle. Just a hint of inflation could well bring a jump in interest rates. Higher interest rates are nearly always negative for the stock market. Even so, longer term, the current moderate growth environment looks quite good.

As always, we thank you for your investment in the Capital Value Funds. We encourage your feedback. If you have any questions or comments please call us at 1-800-798-1819.

Sincerely,



Richard C. Anderson                    David W. Miles
Chairman and Director,                 President, Capital Value Fund, Inc.
Capital Value Fund, Inc.               Senior Managing Director
                                       Investors Management Group

                         CAPITAL VALUE EQUITY PORTFOLIO

For the six-month period ended September 30, 1997, the Equity Portfolio generated total returns of 16.52 percent and 16.82 percent for Initial and Select shares, respectively. These returns compare to the 26.26 percent total return generated by the S&P 500 Index.

Stock returns were robust during the period, particularly during the second quarter when the S&P 500 Index advanced 17.46 percent, the highest quarterly return for the S&P 500 since the first quarter of 1987. Despite a softening in the stock market during August, due to renewed inflation fears sparked by stronger-than-expected economic growth, stocks ended the period on firmer ground and poised for further advances.

During the period, the S&P 500 was led by technology, consumer cyclicals, financials, oil and gas drilling, and transportation. These sectors benefited as investors rotated to cyclical industry groups in the belief that the stronger-than-expected economic growth during the period offered the opportunity to buy increasing earnings growth at cheaper valuations. Lagging sectors included health care, consumer staples, utilities, capital goods, basic materials, and consumer services. Large capitalization, economically defensive stocks particularly underperformed due to high valuations and profit warnings from high profile companies such as Coca-Cola and Gillette.

As you may recall, I rejoined Investors Management Group at the end of April. Since that time, we have significantly repositioned the Equity Portfolio. We have broadened the diversification of the portfolio among a larger number of stocks and industry groups, raised the beta of the portfolio so it will participate more consistently in market advances, and increased the portfolio's exposure to high quality, large capitalization stocks that exhibit consistent and reliable earnings growth. We strengthened the portfolio's stock holdings by selling stocks with weaker business fundamentals and replacing them with fundamentally stronger stocks that have a higher probability of meeting earnings expectations over the long run. We also eliminated the portfolio's exposure to electric utility stocks and significantly increased exposure to technology and capital goods.

The Equity Portfolio's shortfall in performance relative to the S&P 500 occurred primarily in April, before the repositioning of the portfolio occurred, and in July when cyclical stocks dramatically outperformed. We were underweighted in cyclical stocks due to our belief that economic growth would remain moderate. This was not the case in July and August when economic conditions became much stronger than expected. However, we believe that the surge in cyclical stocks may prove to be temporary. The economy will have to show even more strength in order for the cyclical stocks to achieve further relative gains, an occurrence we find less and less likely. In fact, the economy began to show signs of slowing in September, and we believe this may continue into the fourth quarter. The strong performance of cyclical stocks has already begun to wane in the last several weeks as the economy has slowed. Likewise, the Equity Portfolio has performed well since the end of July as noncyclical stocks have slowly begun to rebound. We are confident the portfolio is favorably positioned and believe that the expected benefits from the portfolio repositioning will become apparent as we move into 1998.

Going forward, our strategy will focus on companies that possess strong or improving business fundamentals combined with earnings that are growing faster than the broad stock market. We believe corporate earnings growth will slow in 1998, which should create opportunities for companies that exhibit steady and predictable above-market growth rates to outperform. We favor consumer staples, health care, and financials. We also favor technology but believe it is important to be selective as some stocks in the group are fully valued after strong price gains in July.

Our longer-term outlook for stocks is still positive. The fundamental environment surrounding the stock market remains favorable. We continue to believe that moderate, not explosive, economic growth will keep interest rates under control and higher inflation at bay. As always, we continue to watch for signs that would suggest this positive environment may be changing. Earnings growth is slowing but should be in the upper single digit percentage range for 1998. This suggests that stock returns will most likely continue to be positive but may be closer to the stock market's long-run historical average return of approximately 10 percent.




JAMES T. RICHARDS
PORTFOLIO MANAGER

                           CAPITAL VALUE TOTAL RETURN

For the six-month period ended September 30, 1997, the Total Return Portfolio increased in value with Initial and Select shares achieving total returns of
11.83 percent and 12.12 percent respectively. For the same period, the benchmark index, which is comprised of 50 percent of the S&P 500 Index and 50 percent of the Lehman Aggregate Bond Index, generated a total return of 16.48 percent.

Both stocks and bonds performed well during the period. The financial markets continue to be buoyed by moderate economic growth and mild inflation. The total return of the S&P 500 was 26.26 percent and the total return of the Lehman Aggregate Bond Index was 7.14 percent.

During the period, the allocation to stocks has been increased from 43 percent to 55 percent of the portfolio, since the fundamental environment surrounding the stock market is favorable. Although valuations in the stock market are at the higher end of historical averages, these valuations can be sustained if economic growth continues to be moderate and inflation remains under control. Earnings growth is slowing but should be in the upper single digit percentage range for 1998. This suggests that stock returns will most likely continue to be positive, but may be closer to the stock market's long-run historical average return of approximately 10 percent annually.

The equity portion of the portfolio was repositioned during the quarter. The diversification of the portfolio was broadened among a larger number of industry groups and companies. An emphasis has been placed on exposure to high quality, large capitalization stocks that exhibit consistent and reliable earnings growth. Stocks with weaker business fundamentals were sold and replaced with stocks that have a stronger earnings outlook. The portfolio's exposure to electric utility stocks was eliminated. This industry is under considerable stress due to deregulation. Exposure to the technology and capital goods industries was increased.

During the period, long-term interest rates declined by nearly 0.75 percent as fears of inflation due to the strong economic growth of the first quarter dissipated. The duration of the bond portion of the portfolio was reduced from 10 percent longer than the index to only 5 percent as bonds moved closer to fair value. The exposure to mortgage-backed securities was increased. Mortgage-backed securities had underperformed as interest rates fell and thus offered good value.

The secular outlook for bond investors continues to be positive, since the differential between long-term interest rates and underlying inflationary trends is wide relative to historical norms. Our near-term outlook is more cautious. Typically, during the last stages of a business expansion inflation rises, as resources, such as labor and factories, struggle to keep up with demand. The labor market in the U.S. is tight with the unemployment rate below 5 percent causing wages to begin to rise. Due to sluggish overseas economies, inflationary pressures have been contained. Excess capacity overseas has resulted in a competitive global marketplace, and companies have not had much success raising prices. We continue to watch carefully for signs of inflation.

In conclusion, the environment for financial assets continues to be positive. Moderate economic growth and mild inflation provide strong underpinnings for both stocks and bonds. Stock returns may be closer to 10 percent over the next year as earnings growth slows. Bond returns are always vulnerable to fears of rising inflation but may approach 7 percent over the next year.




KATHRYN D. BEYER, CFA                  JAMES T. RICHARDS
PORTFOLIO MANAGER                      PORTFOLIO MANAGER

                      CAPITAL VALUE FIXED INCOME PORTFOLIO

For the six-month period ended September 30, 1997, the Fixed Income Portfolio generated total returns of 6.75 percent and 7.00 percent for Initial and Select shares, respectively. During the same period, the Lehmann Aggregate Bond Index generated a total return of 7.14 percent.

On the heels of a strong rally in the last quarter, bonds posted another tremendous quarter. However, this rally tested investors with a number of temporary retreats before ending the quarter with the 30-year Treasury yield 40 basis points lower. The volatility in the bond market persisted during the quarter as stronger economic news conflicted with declining inflation data, creating confusion among investors. All in all, the economy continued to grow at above-average pace without any obvious inflationary pressure.

Our view that the economy remains strong is supported by a variety of themes. Consumer confidence remains high, real disposable income is rising, personal wealth has been enhanced, construction remains strong, and business capital investment trends are still rising. Companies are still investing in productivity enhancements, while the consumer is positioned financially for what could be a very strong holiday season.

However, we remain cautious regarding inflation. This year, we have seen general inflation measures, the Consumer Price Index and Producer Price Index, drop to levels not seen since the mid-1960s, set on the back drop of a stronger dollar and higher productivity. Year over year, the trade-weighted dollar is up over 14 percent, a trend unlikely to continue. Productivity remains strong, but how much additional benefit can be achieved this late in the expansionary cycle of the economy? How soon will it be before increases in wage growth outpace productivity gains and push prices higher? The stronger dollar and higher productivity have cushioned the impact of inflation over the last 18 months, but can it be sustained?

Currently, we are managing the bond portfolio with the expectation that we are in the lower end of a trading range of long-term interest rates. While long term we believe interest rates will likely move lower, in the short term, we believe interest rates may move higher on fears of increasing inflation.

Recently, we have shortened the duration of the portfolio, in expectation of higher rates later this year. We have also increased the portfolio's exposure to mortgage-backed securities to take advantage of their underperformance as interest rates declined this quarter. We have postured the maturity distribution with a slight bias toward a steepening in the yield curve relative to the Lehman Aggregate Bond Index. This should enhance returns if interest rates retrace last quarter's move.





JEFFREY D. LORENZEN, CFA
PORTFOLIO MANAGER

                                MANAGEMENT TEAM

Ms. Beyer is a fixed income strategist. Prior to joining IMG, she was the Director of Mortgage-Backed Securities for Central Life Assurance Company with the responsibility of managing two portfolios which comprised 20 percent of the company's assets. Prior to her promotion, Kathy was a Senior Fixed Income Analyst. In this position, she performed research and analysis of corporate bonds and mortgage-backed securities and formulated specific investment strategies for the company's total fixed income portfolio of $2 billion. She received her M.B.A. from Drake University and her B.S. from Iowa State University. Kathy is a Chartered Financial Analyst.


Mr. Lorenzen serves as a fixed income strategist and portfolio manager for discretionary and nondiscretionary fixed income portfolios. Prior to joining IMG, he served as a Senior Analyst for The Statesman Group, responsible for the analytical and management functions under both the corporate and mortgage-backed portfolios which totaled over $3 billion. Jeff received his M.B.A. degree from Drake University and his B.B.A. degree from the University of Iowa. He is a Chartered Financial Analyst, and an active member of the Association for Investment Management and Research, where he serves as a CFA exam grader and a member of the Council of Examiners. He also serves as the Vice President of the Iowa Society of Financial Analysts.

Mr. Richards is IMG's equity strategist. He returned to IMG in 1997, after leaving the firm for one year to head the trust investment division of Brenton Bank. At Brenton, he directed the investment strategy for all discretionary assets under management which totaled over $500 million. James served as Managing Director - Equity Strategist for IMG from 1991 to 1995. He originally joined IMG to expand the firm's equity management effort. Prior to IMG, he served as Managing Director - Equity Strategist for SCI Capital Management, a Cedar Rapids, Iowa investment management firm. He received his M.B.A. from the University of Iowa and his B.A. from Coe College.

                                EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1997

  SHARE/
 PAR VALUE            DESCRIPTION                                       VALUE
--------------------------------------------------------------------------------
COMMON STOCK (98.85%)
UTILITIES (4.66%)
          5,400       Ameritech Corp.                               $   359,100
          5,452       Bell Atlantic Corp.                               438,545
                                                                    ------------
                                                                        797,645
                                                                    ------------
FINANCIAL (20.07%)
          3,258       Aegon N.V.                                        259,621
         11,000       Ambac, Inc.                                       447,563
          1,700       American International Group                      175,419
          5,270       Banc One Corp.                                    294,132
          6,000       Chubb Corp.                                       426,375
          7,900       Freddie Mac                                       278,475
          4,800       J.P. Morgan & Co.                                 545,400
          7,400       Key Corporation                                   470,825
          3,900       NationsBank Corp.                                 241,313
          7,500       Providian Financial Corp.                         297,656
                                                                    ------------
                                                                      3,436,779
                                                                    ------------
CONSUMER STAPLES (25.61%)
         11,400       Abbott Laboratories                               728,886
         12,600       Albertson's, Inc.                                 439,425
          3,500       American Home Products                            255,500
          5,500       Anheuser-Busch                                    248,188
          4,500       Bristol-Meyers Squibb Co.                         372,375
          4,200       Conagra, Inc.                                     277,200
          2,400       Gillette Co.                                      207,150
          4,400       Johnson & Johnson                                 253,550
          3,000       Merck & Co., Inc.                                 299,813
         12,200       Newell Company                                    488,000
          4,300       Pepsico, Inc.                                     174,419
          2,400       Procter & Gamble Co.                              165,750
          5,700       Sara Lee Corp.                                    293,550
          3,500       Schering-Plough Corp.                             180,250
                                                                    ------------
                                                                      4,384,056
                                                                    ------------

CONSUMER SERVICES (2.21%)
          2,800       Walt Disney Co.                                   225,750
          3,200       McDonald's Corp.                                  152,400
                                                                    ------------
                                                                        378,150
                                                                    ------------

CONSUMER CYCLICAL (7.78%)
          5,600       Brunswick Corp.                                   197,400
          3,700       Corning, Inc.                                     174,825
         12,450       Genuine Parts Co.                                 383,615
          6,800       Goodyear Tire & Rubber Co.                        467,500
          2,100       Home Depot, Inc.                                  109,463
                                                                    ------------
                                                                      1,332,803
                                                                    ------------
See notes to financial statements.

                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1997

  SHARE/
 PAR VALUE            DESCRIPTION                                   VALUE
--------------------------------------------------------------------------------
TECHNOLOGY (13.37%)
          3,000       Adaptec, Inc.                                 $   140,250
          2,500       Ascend Communications, Inc.                        80,937
          3,600       Honeywell, Inc.                                   241,875
          3,800       Intel Corp.                                       350,788
          2,000       Microsoft Corp.                                   264,625
          3,000       Minnesota Mining & Manufacturing. Co.             277,500
          2,200       Motorola, Inc.                                    158,125
          5,400       Oracle Corporation                                196,763
          2,600       Parametric Technology Corp.                       114,725
          3,600       Pitney Bowes, Inc.                                299,475
          3,000       TRW, Inc.                                         164,625
                                                                    ------------
                                                                      2,289,688
                                                                    ------------

CAPITAL GOODS (7.94%)
          2,900       Emerson Electric Co.                              167,112
          7,900       General Electric                                  537,694
          3,100       Grainger (W.W.), Inc.                             275,900
          2,700       Illinois Tool Works                               135,000
          3,000       United Technologies Corp.                         243,000
                                                                    ------------
                                                                      1,358,706
                                                                    ------------

ENERGY (5.49%)
          2,000       Central & Southwest Corp.                         170,875
          2,000       Central Louisiana Electric                        166,375
          6,000       South Jersey Industries                           384,375
          2,600       WPS Resources Corp.                               218,888
                                                                    ------------
                                                                        940,513
                                                                    ------------

BASIC INDUSTRIES (11.72%)
          5,900       Alliedsignal, Inc.                                250,750
          6,600       Avery Dennison Corp.                              264,000
          3,000       Dupont (EI) De Nemours                            184,686
          7,100       Great Lakes Chemical                              350,119
          9,600       Kimberly-Clark Corp.                              469,800
          7,800       Sherwin Williams Co.                              229,613
          7,800       Sigma-Aldrich                                     256,913
                                                                    ------------
                                                                      2,005,881
                                                                    ------------

                      Total Common Stocks
                      (Cost $13,970,077)                             16,924,221
                                                                    ------------

See notes to financial statements.

                            EQUITY PORTFOLIO (CONT.)
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1997

  SHARE/
 PAR VALUE            DESCRIPTION                                 VALUE
--------------------------------------------------------------------------------
CASH EQUIVALENTS (4.91%)
        841,436       Swiss Bank Repurchase Agreement, 6.15%,
                      10/01/97 (Cost $841,436)                      $   841,436
                                                                    ------------

                      TOTAL INVESTMENTS IN SECURITIES (103.76%)
                      (Cost $14,811,513)                             17,765,657

                      Other Assets and Liabilities, Net (-3.76%)       (644,609)
                                                                    ------------
                      NET ASSETS 100.0%                             $17,121,048
                                                                    ============





Based on the cost of investments of $14,811,513 for federal income tax purposes at September 30, 1997, the aggregate gross unrealized appreciation was $3,193,306, the aggregate gross unrealized depreciation was $239,162, and the net unrealized appreciation was $2,954,144.
See notes to financial statements.

                             TOTAL RETURN PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1997

  SHARE/
 PAR VALUE            DESCRIPTION                                       VALUE
--------------------------------------------------------------------------------
COMMON STOCK (53.87%)
UTILITIES (2.23%)
          1,800       Ameritech Corp.                               $   119,700
          1,536       Bell Atlantic Corp.                               123,552
                                                                    ------------
                                                                        243,252
                                                                    ------------

FINANCIAL (10.47%)
          1,346       Aegon N.V.                                        107,259
          4,600       Ambac, Inc.                                       187,163
            600       American International Group                       61,913
          1,740       Banc One Corp.                                     97,114
          2,900       Chubb Corp.                                       206,081
          2,400       Freddie Mac                                        84,600
          3,000       Key Corporation                                   190,875
          1,400       NationsBank Corp.                                  86,625
          3,100       Providian Financial Corp.                         123,031
                                                                    ------------
                                                                      1,144,661
                                                                    ------------

CONSUMER STAPLES (14.67%)
          3,600       Abbott Laboratories                               230,174
          5,300       Albertson's, Inc.                                 184,838
          1,200       American Home Products                             87,600
          1,500       Anheuser-Busch                                     67,688
          1,200       Becton Dickinson & Co.                             57,450
          1,400       Bristol-Meyers Squibb Co.                         115,850
          1,200       Conagra, Inc.                                      79,200
            800       Gillette Co.                                       69,050
          1,400       Johnson & Johnson                                  80,675
            900       Merck & Co., Inc.                                  89,944
          5,900       Newell Company                                    236,000
          1,300       Pepsico, Inc.                                      52,731
            800       Procter & Gamble Co.                               55,250
          2,600       Sara Lee Corp.                                    133,900
          1,200       Schering-Plough Corp.                              61,800
                                                                    ------------
                                                                      1,602,150
                                                                    ------------
CONSUMER SERVICES (1.03%)
            800       Walt Disney Co.                                    64,500
          1,000       McDonald's Corp.                                   47,625
                                                                    ------------
                                                                        112,125
                                                                    ------------
CONSUMER CYCLICAL (6.37%)
          1,500       Brunswick Corp.                                    52,874
          1,400       Corning, Inc.                                      66,150
          6,300       Genuine Parts Co.                                 194,119
          3,100       Goodyear Tire & Rubber Co.                        213,125
          1,500       Home Depot, Inc.                                   78,188
          1,600       Sears, Roebuck & Co.                               91,100
                                                                    ------------
                                                                        695,556
                                                                    ------------
See notes to financial statements.

                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1997

  SHARE/
 PAR VALUE            DESCRIPTION                                       VALUE
--------------------------------------------------------------------------------
TECHNOLOGY (6.43%)
            900       Adaptec, Inc.                                 $    42,074
            750       Ascend Communications, Inc.                        24,281
          1,200       Honeywell, Inc.                                    80,625
          1,200       Intel Corp.                                       110,775
            600       Microsoft Corp.                                    79,388
            750       Minnesota Mining & Manufacturing. Co.              69,375
            700       Motorola, Inc.                                     50,313
          1,650       Oracle Corporation                                 60,122
          1,000       Parametric Technology Corp.                        44,125
          1,100       Pitney Bowes, Inc.                                 91,506
            900       TRW, Inc.                                          49,388
                                                                    ------------
                                                                        701,972
                                                                    ------------
CAPITAL GOODS (4.75%)
          1,600       Emerson Electric Co.                               92,200
          2,400       General Electric                                  163,350
          1,000       Grainger (W.W.), Inc.                              89,000
          1,700       Illinois Tool Works                                85,000
          1,100       United Technologies Corp.                          89,100
                                                                    ------------
                                                                        518,650
                                                                    ------------

ENERGY (2.81%)
            700       Atlantic Richfield Co.                             59,806
            700       Chevron Corp.                                      58,231
          1,900       Exxon Corp.                                       121,719
            800       Schlumberger, Ltd.                                 67,350
                                                                    ------------
                                                                        307,106
                                                                    ------------
BASIC INDUSTRIES (5.11%)
          2,200       Alliedsignal, Inc.                                 93,500
          2,800       Avery Dennison Corp.                              112,000
            800       Dupont (EI) De Nemours                             49,250
          2,300       Kimberly-Clark Corp.                              112,555
          3,800       Sherwin Williams Co.                              111,863
          2,400       Sigma-Aldrich                                      79,050
                                                                    ------------
                                                                        558,218
                                                                    ------------
                      Total Common Stocks
                      (Cost $4,988,125)                               5,883,690
                                                                    ------------


See notes to financial statements.

                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1997

  SHARE/
 PAR VALUE            DESCRIPTION                                        VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (3.05%)
U.S. TREASURY BONDS (1.22%)
        105,000       U.S. T- Bond, 8.88%, 02/15/19                 $   133,795
                                                                    ------------

U.S. TREASURY NOTES (1.83%)
        200,000       U.S. T-Note, 5.63%, 11/30/98                      199,790
                                                                    ------------

                      Total Government Securities
                      (Cost $312,944)                                   333,585
                                                                    ------------

CORPORATE BONDS (10.93%)
        210,000       Hubco, Inc., 7.75%, 01/15/04                      215,513
        250,000       Hydro-Quebec, 8.25%, 01/15/27                     278,750
        250,000       Lehman Brothers, 8.05%, 01/15/19                  266,400
        242,000       Manitoba, 7.75%, 07/17/16                         261,360
        150,000       Nova Scotia, 8.25%, 11/15/19                      171,750
                                                                    ------------

                      Total Corporate Bonds
                      (Cost $1,147,388)                               1,193,773
                                                                    ------------

TAXABLE MUNICIPAL BONDS (11.47%)
        205,000       Berry Creek Met Dist, Co., 6.65%, 12/01/01        203,719
        195,000       Fulton, MO, 7.60%, 07/01/11                       204,506
        200,000       New Orleans, LA Housing Development,
                         8.00%, 12/01/03                                204,500
        155,000       Northwest Nazarene College, ID,
                         6.75%, 11/01/99                                156,356
        177,723       Oregon Department of Transportation,
                         9.00%, 6/15/00                                 122,449
        250,000       Portland, OR Multifamily Housing,
                         7.63%, 12/01/01                                247,813
        100,000       Texas St. G.O. Taxable, 8.70%, 12/01/09           113,500
                                                                    ------------

                      Total Municipal Bonds
                      (Cost $1,210,846)                               1,252,843
                                                                    ------------

MORTGAGE-BACKED SECURITIES (15.88%)
COLLATERALIZED MORTGAGE OBLIGATIONS (8.68%)
        114,050       Chase Mtge. Finance Corp,
                         5.75%, 04/25/09                                112,830
        175,000       Collateralized Mtge. SEC Corp.,
                         7.00%, 09/20/21                                171,859
         28,812       FHLMC 91 Series 188 Class F,
                         7.50%, 05/15/20                                 28,781
         15,425       FNMA 1991-8 E, 7.50%, 06/25/17                     15,373
        117,233       Green Tree Acceptance 1987B Class A,
                         9.55%, 05/15/07                                118,772
        141,827       Housing Securities, Inc. 1992-F F11,
                         Zero Coupon, 9.06%, 11/25/07**                 105,966
        186,859       Housing Securities, Inc. 1993-E, E-14,
                         Zero Coupon, 10.33%, 09/25/08**                137,582
         73,563       Residential Funding Mtg. Sec. I Series
                         1993-S7 Class A6, 7.15%, 02/25/08               73,840
         25,780       Resolution Trust Corp. Series 1992-17
                         Class A1, Variable Rate, 8.86%, 12/25/20*       25,824
        227,064       Salomon Mortgage Sec. VII, Zero Coupon,
                         10.61%, 02/25/25**                             156,922
                                                                    ------------
                                                                        947,749
                                                                    ------------
See notes to financial statements.

                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1997

  SHARE/
 PAR VALUE            DESCRIPTION                                        VALUE
--------------------------------------------------------------------------------
FHLMC MORTGAGE-BACKED POOLS (0.36%)
         37,390       FHLMC #A00851, 8.50%, 12/01/19                $    38,910
                                                                    ------------

GNMA MORTGAGE-BACKED POOLS (6.84%)
        130,021       GNMA #305975, 9.00%, 07/15/21                     137,916
         56,448       GNMA #318184, 8.50%, 11/15/21                      58,839
         85,475       GNMA #359600, 7.50%, 07/15/23                      86,864
        237,225       GNMA #376218, 7.50%, 08/15/25                     241,191
        118,471       GNMA #385300, 8.00%, 10/15/24                     122,385
         96,934       GNMA #376218410049, 8.00%, 07/15/25               100,142
                                                                    ------------
                                                                        747,337
                                                                    ------------

                      Total Mortgage-Backed Securities
                      (Cost $1,701,778)                               1,733,996
                                                                    ------------

CASH EQUIVALENTS (7.24%)
REPURCHASE AGREEMENTS (7.08%)
        206,738       J.P. Morgan  Repurchase Agreement,
                         5.95%, 10/01/97                                206,738
        566,500       SBC Warburg Repurchase Agreement,
                         6.15%, 10/01/97                                566,500
                                                                    ------------
                                                                        773,238
                                                                    ------------

MONEY MARKET MUTUAL FUNDS (0.16%)
         17,485       Norwest Cash Investment Fund, 5.37%                17,485
                                                                    ------------

                      Total Cash Equivalents
                      Cost ($790,723)                                   790,723
                                                                    ------------

                      TOTAL INVESTMENTS IN SECURITIES (102.44%)
                      (Cost $10,151,804)                             11,188,610

                      Other Assets and Liabilities, Net (-2.44%)       (265,902)
                                                                    ------------

                      NET ASSETS 100.0%                             $10,922,708
                                                                    ============





Based on the cost of investments of $10,151,804 for federal income tax purposes at September 30, 1997, the aggregate gross unrealized appreciation was $1,132,679 the aggregate gross unrealized depreciation was $95,873 and the net unrealized appreciation was $1,036,806.

See notes to financial statements.

                             FIXED INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1997

  SHARE/
 PAR VALUE            DESCRIPTION                                        VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (28.91%)
GOVERNMENT AGENCIES (2.54%)
        250,000       FNMA Medium-Term Note, 6.59%, 05/24/01        $   253,845
                                                                    ------------

U.S. TREASURY BONDS (8.99%)
        500,000       U.S. T-Bond, 7.25%, 05/15/16                      542,625
        300,000       U.S. T-Bond, 8.13%, 05/15/21                      358,218
                                                                    ------------
                                                                        900,843
                                                                    ------------

U.S. TREASURY NOTES (17.38%)
        200,000       U.S. T-Note, 6.25%, 02/15/03                      201,937
        450,000       U.S. T-Note, 6.86%, 03/31/00                      460,265
        550,000       U.S. T-Note, 6.38%, 08/15/02                      558,201
        350,000       U.S. T-Note, 5.00%, 02/15/99                      346,469
        175,000       U.S. T-Note, 5.75%, 10/31/00                      174,064
                                                                    ------------
                                                                      1,740,936
                                                                    ------------
                      Total Government Securities
                      (Cost $2,850,355)                               2,895,624
                                                                    ------------

CORPORATE BONDS (19.02%)
        255,000       Analog Devices, 6.63%, 03/01/00                   225,155
        350,000       GMAC, 8.88%, 06/01/10                             416,938
        160,000       Hubco, Inc., 7.75% 01/15/04                       164,200
        220,000       Lehman Brothers, 8.05%, 01/15/19                  234,432
        315,000       Manitoba, 7.75%, 07/17/16                         340,200
        225,000       Naples, City of, Italy, 7.52%, 07/15/06           231,662
        255,000       Nova Scotia, 8.25%, 11/15/19                      291,975
                                                                    ------------

                      Total Corporate Bonds
                      (Cost $1,842,895)                               1,904,562
                                                                    ------------

TAXABLE MUNICIPAL BONDS (21.37%)
        100,000       Baltimore, MD, 7.40%, 10/15/05                    105,000
        220,000       Berry Creek Met Dist, CO, 6.85%, 12/01/02         218,350
        120,000       Cottonwood County, MN, 7.30%, 02/01/00            121,800
         70,000       Iowa Lakes Community College, 7.70%, 06/01/04      71,750
        105,000       Iowa Lakes Community College, 7.70%, 06/01/04     111,014
        100,000       Kirkwood Community College, 7.65%, 06/01/01       103,844
        100,000       Mounds View, MN, 6.00%, 02/01/05                   95,875
        117,723       Oregon Department of Transportation,
                         9.00%, 06/15/00                                122,449
        210,000       Port Benton, WA G.O., 7.00%, 12/01/01             214,200



See notes to financial statements.

                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1997

  SHARE/
 PAR VALUE            DESCRIPTION                                         VALUE
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (Cont.)
        225,000       Portland, OR Multifamily Housing,
                         7.63%, 12/01/01                            $   223,031
        350,000       San Antonio, TX Cert Oblig Taxable,
                         6.65%, 08/01/09                                341,579
        165,000       St. Paul, MN Port. Authority, 6.65%, 09/01/99     166,444
         75,000       Texas St. G.O. Taxable, 8.70%, 12/01/09            85,125
        155,000       Washington State Housing Antioch University,
                         7.55%, 01/01/03                                159,963
                                                                    ------------

                      Total Municipal Bonds
                      (Cost 2,101,225)                                2,140,424
                                                                    ------------

MORTGAGE-BACKED SECURITIES (27.75%)
COLLATERALIZED MORTGAGE OBLIGATIONS (11.85%)
        240,712       Countrywide Funding Corp. 1994-9 A2,
                         6.50%, 05/25/24                                238,137
        215,000       FHLMC Series 1561 Class TA, Zero Coupon,
                         9.24%, 08/15/08*                               122,400
        250,000       FHLMC 1424 Class PE, 6.10%, 03/15/17              249,296
         31,946       FHLMC 91 Series 188 Class F, 7.50%, 05/15/20       31,912
          6,552       FNMA Series 1991 Class E, 8.50%, 04/25/05           6,539
         47,718       FNMA 1991-91A, Zero Coupon, 7.73%, 07/25/98*       46,173
         85,200       FNMA 1992-212,  5.50%, 11/25/99                    84,717
         99,547       GE Cap. Mtge. Serv. 1994-1 A1, 5.70%, 01/25/24     98,996
        126,110       Housing Securities, Inc. 1993-C C3,
                         Zero Coupon, 9.24%, 05/25/08*                   94,528
        176,282       Housing Securities, Inc. 1993-E E-14,
                         Zero Coupon, 10.33%, 09/25/08*                 129,795
          6,125       Prudential Home Mtge. Securities, 1992-6
                         Class A3, 7.00%, 04/25/99                        6,117
        113,532       Salomon Mortgage Sec. VII, Zero Coupon,
                         10.61%, 02/25/25*                               78,461
                                                                    ------------
                                                                      1,187,071
                                                                    ------------

FHLMC MORTGAGE-BACKED POOLS (.93%)
         89,068       FHLMC #C00126, 8.50%, 06/01/22                     92,721
                                                                    ------------

GNMA MORTGAGE-BACKED POOLS (14.97%)
        146,077       GNMA #315929, 9.00%, 06/15/22                     155,618
        219,978       GNMA #341681, 8.50%, 01/15/23                     229,540
        294,627       GNMA #354189, 7.50%, 05/15/23                     299,453
        287,407       GNMA #376218, 7.50%, 08/15/25                     292,212
        260,636       GNMA #385300, 8.00%, 10/15/24                     269,247
        245,513       GNMA #410049, 8.00%, 07/15/25                     253,640
                                                                    ------------
                                                                      1,499,710
                                                                    ------------
                      Total Mortgage-Backed Securities
                      (Cost $2,770,909)                               2,779,502
                                                                    ------------

*Interest presented for zero coupon bond equates effective yield at date of purchase.
See notes to financial statements.

                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1997
  SHARE/
 PAR VALUE            DESCRIPTION                                       VALUE
--------------------------------------------------------------------------------
CASH EQUIVALENTS (2.25%)
COMMERCIAL PAPER (2.24%)
        225,000       Merrill Lynch Commercial Paper, 10/01/97      $   225,000
                                                                    ------------

MONEY MARKET MUTUAL FUNDS (0.01%)
            326       Norwest Cash Investment Fund, 5.37%                   326
                                                                    ------------

                      Total Cash Equivalents
                      Cost ($225,287)                                   225,326
                                                                    ------------

                      TOTAL INVESTMENTS IN SECURITIES (99.30%)
                      (Cost $9,790,671)                               9,945,438

                      Other Assets and Liabilities, Net (.70%)           70,567
                                                                    ------------

                      NET ASSETS 100.0%                             $10,016,005
                                                                    ============






Based on the cost of investments of $9,790,671 for federal income tax purposes at September 30, 1997, the aggregate gross unrealized appreciation was $207,458, the aggregate gross unrealized depreciation was $52,691 and the net unrealized appreciation was $154,767.
See notes to financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1997



                                                                                 TOTAL           FIXED
                                                                   EQUITY       RETURN          INCOME
                                                                  PORTFOLIO    PORTFOLIO       PORTFOLIO
ASSETS:
Investment in Securities at Value
 (Cost $14,811,513, $10,151,804, $9,790,671, respectively)     $17,765,657   $11,188,610    $ 9,945,438
Dividends & Interest Receivable                                     21,822        68,134        129,290
Investment Securities Sold                                          13,618         4,136              0
Capital Shares                                                         908           440            800
                                                               -----------------------------------------
Total Assets                                                    17,802,005    11,261,320     10,075,528

LIABILITIES:
Income Distribution Payable                                         31,235        95,738         49,850
Investment Securities Purchased                                    613,590       225,272         ------
Capital Shares Redeemed                                             ------        ------         ------
Accrued Operating Expenses
 and Other Liabilities                                              36,132        17,602          9,673
                                                               ----------------------------------------
Total Liabilities                                                  680,957       338,612         59,523
                                                               ----------------------------------------
NET ASSETS                                                     $17,121,048   $10,922,708    $10,016,005
                                                               ========================================

ANALYSIS OF NET ASSETS
Excess of amounts received from issuance of shares over amounts paid
 on redemption of shares                                       $11,796,618   $ 8,646,431    $ 9,754,718
Undistributed net realized gain                                  2,369,173     1,237,184        105,486
Unrealized appreciation                                          2,954,144     1,036,806        154,767
Undistributed net investment income                                  1,113         2,287          1,034
                                                               ----------------------------------------
Net assets applicable to shares outstanding                    $17,121,048   $10,922,708    $10,016,005
                                                               ========================================
PRICING OF INITIAL SHARES
Net assets applicable to initial shares outstanding            $3,444,481    $   651,793    $   891,279
                                                               ========================================

Shares outstanding, $.001 par value*                              255,382         56,378         86,772
                                                               ========================================
Net asset value, offering price and redemption price
 (subject to contingent deferred sales charge)
  per initial shares                                           $   13.488    $    11.561    $    10.272
                                                               ========================================

PRICING OF SELECT SHARES
Net assets applicable to select shares outstanding             $13,676,567   $10,270,915    $ 9,124,726
                                                               ========================================

Shares outstanding, $.001 par value*                             1,015,189       908,905        897,476
                                                               ========================================
Net asset value, offering price and redemption
 per select shares                                             $    13.472   $    11.300    $    10.167
                                                               ========================================


* Shares outstanding reflect rounding to the nearest whole share.
See notes to financial statements.

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED SEPTEMBER 30, 1997



                                                      TOTAL         FIXED     SHORT-TERM      PRIME MONEY
                                         EQUITY      RETURN        INCOME     GOVERNMENT        MARKET
                                        PORTFOLIO   PORTFOLIO     PORTFOLIO    PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------
INCOME:
   Interest Income                  $    15,450   $  215,112    $ 323,501     $ 83,684      $  82,618
   Dividend Income                      190,975       61,543         ----         ----           ----
                                      ----------------------------------------------------------------
Total Income                            206,425      276,655      323,501       83,684         82,618

EXPENSES:
   Sub-Advisory Fees-IMG                 31,725       20,921       17,474        4,666          2,776
   Advisory Fees-WCV                     13,839        8,956        7,407        2,599          1,326
Administration Fee                       21,493       14,093       11,737        3,427          3,675
Distribution Fee                          9,029        1,593        1,970           15           ----
Fund Accounting/Custody Fee              12,896        8,456        4,695        1,371          1,470
Transfer Agent Fee                        4,299        2,819        2,347          685            697
Other Expenses                            8,597        5,637        4,695        1,371          1,385
                                      ----------------------------------------------------------------
Total Expenses                          101,878       62,475       50,325       14,134         11,329
                                      ----------------------------------------------------------------
NET INVESTMENT INCOME                   104,547      214,180      273,176       69,550         71,289
                                      ----------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain
     (loss) on  Investments          1,284,852       415,559       10,426       13,165         (2,078)
   Net Change in Unrealized
     Appreciation                    1,293,455       649,397      339,232       21,650           ----
                                    ------------------------------------------------------------------

NET GAIN (LOSS) ON INVESTMENTS       2,578,307     1,064,956      349,658       34,815         (2,078)
                                    ------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 FROM OPERATIONS                    $2,682,854    $1,279,136    $ 622,834     $104,365      $  69,211
                                    ==================================================================






See notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE PERIOD ENDED SEPTEMBER 30, 1997 AND 1996



                                                                     TOTAL                   FIXED
                                            EQUITY                  RETURN                  INCOME
                                           PORTFOLIO               PORTFOLIO               PORTFOLIO
                                        1997     1996            1997     1996            1997     1996
---------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net Investment Income        $  104,547    $  475,644   $ 214,180   $ 500,211  $  273,176  $ 282,686
    Net Realized Gain (Loss)
       on Investments             1,284,852     1,151,823     415,559     473,573      10,426   ( 22,394)
    Net Change in Unrealized
       Appreciation               1,293,455    (1,318,530)    649,397    (625,783)    339,232    (89,636)
                                 ------------------------------------------------------------------------
Increase in Net Assets from
    Operations                    2,682,854       308,937   1,279,136     348,001     622,834    170,656
                                 ------------------------------------------------------------------------
DISTRIBUTIONS:
    Dividend Distributions Paid
       Initial Shares                16,065       121,452      11,250      75,241      21,005     49,284
       Select Shares                 90,107       353,561     203,848     427,419     252,290    236,318
    Capital Gain Distribution Paid
       Initial Shares                     0             0           0           0           0          0
       Select Shares                      0             0           0           0           0          0
                                 -----------------------------------------------------------------------
    Total Distributions             106,172       475,013     215,098     502,660     273,295    285,602
                                 -----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Sales-        Initial Shares    458,402       868,998     144,284     421,020     345,378    580,916
                  Select Shares     644,448     1,450,024     557,393     886,295     142,119    251,983
    Reinvestments-Initial Shares     30,291       103,803      12,761      69,488      20,478     46,927
                  Select Shares     142,626       324,043     251,461     400,863     248,623    225,216
    Exchanges-    Initial Shares          0             0           0           0       2,392     37,459
                  Select Shares           0             0           0           0     637,190          0
    Redemptions-  Initial Shares (1,130,682)     (474,078)   (176,895)   (320,566)   (251,533)  (633,062)
                  Select Shares  (2,377,959)   (2,534,368) (3,028,512)   (789,302)   (300,341)   (92,569)
                                 ------------------------------------------------------------------------
Increase (Decrease) in Net Assets from
    Capital Share Transactions   (2,232,874)     (261,578) (2,239,508)    667,798     844,306    416,870
                                 -----------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
    IN NET ASSETS                   343,808      (427,654) (1,175,470)    513,139   1,193,845    301,924

NET ASSETS:
    Beginning of Period          16,777,240    24,454,834  12,098,178  20,963,247   8,822,160  9,562,393
                                 ------------------------------------------------------------------------
    End of Period              $ 17,121,048   $24,027,180 $10,922,708 $21,476,386 $10,016,005 $9,864,317
                               =========================================================================
Undistributed net investment
    income at end of period    $      1,113   $     4,812 $     2,287 $     5,233 $     1,034 $    1,050
                               =========================================================================



See notes to financial statements.

                FOR THE PERIOD ENDED SEPTEMBER 30, 1997 AND 1996


                                                           SHORT-TERM                      PRIME
                                                           GOVERNMENT                  MONEY MARKET
                                                            PORTFOLIO                    PORTFOLIO
                                                      1997           1996           1997          1996
--------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net Investment Income                      $     69,550     $  123,042      $  71,289    $   76,927
    Net Realized Gain (Loss) on Investments          13,165         (4,418)        (2,078)          (83)
    Net Change in Unrealized Appreciation            21,650        (19,037)             0             0
                                               ---------------------------------------------------------
    Increase in Net Assets from Operations          104,365         99,587         69,211        76,844
                                               ---------------------------------------------------------

DISTRIBUTIONS:
    Dividend  Distributions Paid
       Initial Shares                                   105          6,174              0             0
       Select Shares                                 71,438        118,594         71,289        76,927
    Capital Gain Distribution Paid
       Initial Shares                                     0              0              0             0
       Select Shares                                      0              0         (2,028)          (83)
                                               ---------------------------------------------------------
Total Distributions                                  71,543        124,768         69,261        76,844
                                               ---------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
    Sales-           Initial Shares                   1,089          7,155              0             0
                     Select Shares                   63,159        170,954      3,595,008     1,883,146
    Reinvestments-   Initial Shares                     178          6,027              0             0
                     Select Shares                   89,233        112,832         89,448        77,644
    Net Exchanges-   Initial Shares                  (2,392)             0              0             0
                     Select Shares                 (637,190)             0              0       (37,459)
    Redemptions-     Initial Shares                 (19,047)        (6,875)             0             0
                     Select Shares               (3,908,191)      (179,809)    (8,589,343)   (1,813,055)
                                               ---------------------------------------------------------
Increase (Decrease) in Net Assets from
    Capital Share Transactions                   (4,413,161)       110,284     (4,904,887)      110,276
                                               ---------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS          (4,380,339)        85,103      (4,904,937)     110,276

NET ASSETS:
    Beginning of Period                           4,380,339      4,520,912      4,904,937     3,637,446
                                               --------------------------------------------------------
    End of Period                              $         (0)    $4,606,015      $       0    $3,747,722
                                               ========================================================
    Undistributed net investment
         income at end of period               $          0     $      197      $       0    $        0
                                               ========================================================

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Capital Value Fund, Inc. (the Fund) was incorporated on October 7, 1992, and capitalized on May 6, 1993. The Fund is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified open-end management investment company issuing its shares in five series, each series representing a diversified portfolio with distinct investment objectives and policies. The Equity Portfolio seeks capital appreciation in a manner consistent with the preservation of capital through a diversified portfolio of common stocks and other equity-type securities. The Total Return Portfolio seeks a high total return from capital appreciation and current income, consistent with the preservation of capital, through a diversified portfolio of common stocks, other equity-type securities, bonds and money market instruments. The Fixed Income Portfolio seeks to provide a high level of income consistent with the preservation of capital and prudent investment risk through a diversified portfolio of marketable U.S. government and corporate debt securities.

     During the six-month period ended September 30, 1997, two of the Fund's portfolios were closed. The Short-Term Government and Prime Money Market portfolios were liquidated.

     The shares of each portfolio are divided into Initial Shares and Select Shares. The Initial Shares of a portfolio may be purchased directly and may be subject to a CDSC charge if redeemed within six years. Select Shares are only available through conversion of Initial Shares after eight years, except for limited direct sales as defined in the prospectus. Each class of shares has equal rights as to earnings, assets and voting privileges, except that the Initial Share Class pays distribution expenses. Each class of shares has exclusive voting rights with respect to matters that effect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.


     SECURITY VALUATION

     Equity securities are valued at the last sales price on the national securities exchange. Fixed Income securities are valued on the basis of valuations furnished by a pricing service that utilizes electronic data processing techniques to determine valuations for normal institutional-sized trading units of Fixed Income securities without regard to sale or bid prices when such valuations are believed to more accurately reflect the fair market value of such institutional securities. Otherwise sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined by the Portfolio Manager. Fixed Income securities in a portfolio having maturities of 60 days or less are valued by the amortized cost method.

     SECURITY TRANSACTIONS

     Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     INVESTMENT INCOME

     Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discounts and premiums on securities purchased are amortized over the expected life of the respective securities.


     DISTRIBUTION OF INCOME AND GAINS

     Any dividends from the net income of the Fixed Income Portfolio will be distributed monthly, and any dividend from the net income of the Equity and Total Return Portfolios will be distributed quarterly.

     FEDERAL TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute its income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the funds. Net investment income and net realized gains (losses) for the funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

2.   TRANSACTIONS WITH AFFILIATES

     FEES AND EXPENSES

     The Fund has entered into an investment advisory agreement with Wellmark Capital Value, (the Advisor), which, in turn, has entered into a sub-advisory agreement with Investors Management Group, (the Sub-Advisor), for management of each portfolio's assets. The annual fees for such services are 0.53 percent of each of the Fund's average daily net assets.

     The Fund will also pay the  Sub-Advisor  annually  the lesser of $24,000 or
     0.15 percent of the average daily net assets of each of the Equity and Total Return Portfolios or 0.10 percent of the average daily net assets of the Fixed Income Portfolio for fund accounting services. This fee is for fund accounting and custodial services. The Sub-Advisor will also be paid annually 0.05 percent of the average daily net assets of each portfolio for services of Transfer and Dividend Disbursing Agent.

     The Fund has also entered into an administrative services agreement with the Advisor to provide certain information and administrative services to the Fund. The annual fees for such services are not to exceed 0.25 percent of average daily net assets of the portfolios of the Fund.

     In addition, the Fund is responsible for paying most other operating expenses including outside directors' fees and expenses; registration fees; printing and shareholder reports; transfer agent fees and expenses, legal, auditing, and accounting services; insurance; interest; and other miscellaneous expenses.

     DISTRIBUTION PLAN

     The Fund has entered into a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with IMG Financial Services, Inc., (the Distributor), for the marketing and distribution of the Initial Shares of the Fund. The fees for such services are 0.50 percent of the average daily net assets of the Initial Shares class of each portfolio.

     RELATED SHAREHOLDERS

     IASD Health Services Corp., IASD Health Services Savings and Investment Plan and Investors Management Group 401K/ESOP and Money Purchase Plan are all shareholders of the Fund as of September 30, 1997. A breakdown of each of thier holdings is listed below.

     IASD Health Services Corp.                             SELECT SHARES
         Equity Portfolio                                      460,933
         Total Return Portfolio                                561,173
         Fixed Income Portfolio                                756,883

     IASD Health Services Savings and Investment Plan
         Equity Portfolio                                      476,589
         Total Return Portfolio                                323,186
         Fixed Income Portfolio                                108,965

     IMG 401K/ESOP and Money Purchase Plan
         Equity Portfolio                                       71,992
         Total Return Portfolio                                 22,721
         Fixed Income Portfolio                                  8,689

3.   INVESTMENT TRANSACTIONS

     Investment transactions for the period ended September 30, 1997, are as follows:

                                                                       FIXED
                                 EQUITY         TOTAL RETURN           INCOME
                               PORTFOLIO          PORTFOLIO          PORTFOLIO
  Purchases                  $ 8,611,660          4,084,117          2,599,518
  Proceeds from sales        $10,205,498          6,673,700          1,826,083

4.   CAPITAL TRANSACTIONS

     CONTINGENT DEFERRED SALES CHARGE

     The Fund may impose a contingent deferred sales charge against the original purchase price of all Initial Shares except those acquired by reinvestment of dividends. There is no charge upon redemption of any share appreciation or reinvested dividends on Initial Shares, or redemption of any Select Shares.

     For the period ending September 30, 1997, there were no contingent deferred sales charges.

4.   CAPITAL TRANSACTIONS

     SHARE ACTIVITY

     The following tables summarize the activity in each class of capital shares of the Portfolios:

                                          EQUITY                   TOTAL RETURN              FIXED INCOME
INITIAL  SHARES                          PORTFOLIO                   PORTFOLIO                 PORTFOLIO
For the period ended
September 30,                          1997     1996               1997    1996              1997    1996
Shares sold                          36,667    69,778            12,992   37,486           33,945  58,401
Shares issued in reinvest-
   ment of dividends                  2,504     8,234             1,181    6,159            2,032   4,733
Shares exchanged                          0         0                 0        0              233   3,805
Shares redeemed                     (88,441)  (38,199)          (15,973) (28,677)         (25,006)(63,504)
                                   -----------------------------------------------------------------------
Net increase/decrease from
   capital share transactions       (49,270)   39,813            (1,800)  14,968           11,204   3,435
                                   =======================================================================

                                          EQUITY                   TOTAL RETURN              FIXED INCOME
SELECT  SHARES                           PORTFOLIO                   PORTFOLIO                 PORTFOLIO
For the period ended
September 30,                          1997     1996               1997    1996              1997    1996

Shares sold                          52,537   116,496            52,033   80,693           14,271  25,666
Shares issued in reinvest-
   ment of dividends                 11,807    25,719            23,869   36,202           24,930  22,933
Shares exchanged                          0         0                 0        0           62,585       0
Shares redeemed                    (189,214) (204,831)         (283,957) (72,264)         (29,874) (9,431)
                                   -----------------------------------------------------------------------
Net increase/decrease from
   capital share transactions      (124,870)  (62,616)         (208,055)  44,631           71,912  39,168
                                   =======================================================================

4.   CAPITAL TRANSACTIONS, Cont.

     SHARE ACTIVITY

     The following tables summarize the activity in each class of capital shares of the Portfolios:

                                         SHORT-TERM
                                         GOVERNMENT
INITIAL SHARES                           PORTFOLIO
--------------                           -----------
For the period ended
September 30,                         1997       1996
                                      ---------------

Shares sold                             112        734
Shares issued in reinvest-
   ment of dividends                     18        619
Shares exchanged                       (244)         0
Shares redeemed                      (1,949)      (705)
                                     ------------------
Net increase/decrease from
   capital share transactions        (2,063)       648
                                     ==================



                                     Short-Term                    Prime
                                     Government                 Money Market
Select  Shares                       Portfolio                   Portfolio
--------------                  ------------------------------------------------
For the period ended
September 30,                     1997       1996             1997       1996
                               -------------------------------------------------

Shares sold                       6,370     17,291         3,595,008  1,883,146
Shares issued in reinvest-
   ment of dividends              9,005     11,421            89,448     77,644
Shares exchanged                (64,069)         0                 0    (37,459)
Shares redeemed                (393,162)   (18,224)       (8,589,393)(1,813,055)
                               -------------------------------------------------
Net increase/decrease from
   capital share transactions  (441,856)    10,488        (4,904,937)   110,276
                               =================================================

                              FINANCIAL HIGHLIGHTS

The following presents information relating to an Initial Share of Capital Stock of the Fund outstanding for the entire period.

                                                                 EQUITY PORTFOLIO
                                          1997           1996          1995          1994          1993*
NET ASSET VALUE, BEGINNING OF PERIOD $   11.624     $   12.559    $   10.615    $   10.280       $  0.000
                                     ---------------------------------------------------------------------
   Net Investment Income                  0.052          0.218         0.137         0.112          0.018
   Net Realized and Unrealized Gains
     (Losses) on Investments              1.866         (0.067)        1.483         0.230         10.002
                                     --------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS          1.918          0.151         1.620         0.342         10.020
                                     --------------------------------------------------------------------

LESS:
   Distributions from
     Net Investment Income                0.054          0.226         0.134         0.117          0.018
   Distributions from
     Net Realized Gains                   0.000          0.000         0.000         0.009          0.000
                                     --------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       0.054          0.226         0.134         0.126          0.018
                                     --------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD       $   13.488     $   12.484    $   12.101    $   10.496       $ 10.002
                                     ====================================================================
   Total Return                          16.52%          1.20%         7.79%         3.12%          6.82%
   Net Assets, End of Period          3,444,481     $6,830,729    $5,641,376    $3,239,338       $ 62,697
   Ratio of Expenses
     to Average Net Assets                1.58%          1.58%         1.58%         1.57%          1.51%
   Ratio of Net Investment Income
     to Average Net Assets                0.83%          3.56%         2.37%         2.17%          1.31%
   Portfolio Turnover Rate               52.29%         23.57%        25.98%        28.84%          4.56%
   Average Commission Paid
     to Broker                       $   0.6690     $   0.1002    $   0.0861    $   0.0920       $ 0.1015



 *From inception of the Fund May 20, 1993.

Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.

                              FINANCIAL HIGHLIGHTS

The following presents information relating to an Initial Share of Capital Stock of the Fund outstanding for the entire period.

                                                            TOTAL RETURN PORTFOLIO
                                          1997           1996          1995          1994          1993*
NET ASSET VALUE, BEGINNING OF PERIOD $   10.518     $   11.285    $   10.113    $   10.131       $ 0.000
                                     -------------------------------------------------------------------
   Net Investment Income                  0.190          0.236         0.225         0.162         0.043
   Net Realized and Unrealized Gains
     (Losses) on Investments              1.049         (0.074)        0.932        (0.097)       10.123
                                     -------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS          1.239          0.162         1.157         0.065        10.166
                                     -------------------------------------------------------------------

LESS:
   Distributions from
     Net Investment Income                0.196          0.237         0.221         0.153         0.042
   Distributions from
     Net Realized Gains                   0.000          0.000         0.000         0.001         0.000
                                     -------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       0.196          0.237         0.221         0.154         0.042
                                     -------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD       $   11.561     $   11.210    $   11.049    $   10.042       $10.124
                                     ===================================================================

   Total Return                          11.83%          1.46%         4.36%         0.62%         3.35%
   Net Assets, End of Period         $  651,793     $3,580,571    $3,167,131    $2,397,508       $16,201
   Ratio of Expenses
     to Average Net Assets                1.58%          1.58%         1.58%         1.56%         1.52%
   Ratio of Net Investment Income
     to Average Net Assets                3.30%          4.26%         4.23%         3.24%         2.04%
   Portfolio Turnover Rate               39.15%         16.40%        34.96%        44.53%        20.71%
   Average Commission Paid
     to Broker                       $   0.0631     $   0.0912    $   0.0976    $   0.0962       $0.0913



 *From inception of the Fund May 20, 1993.

Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.

                              FINANCIAL HIGHLIGHTS

The following presents information relating to an Initial Share of Capital Stock of the Fund outstanding for the entire period.

                                                            FIXED INCOME PORTFOLIO
                                          1997*          1996          1995          1994         1993**
NET ASSET VALUE, BEGINNING OF PERIOD   $  9.881     $   10.081    $    9.654     $   9.769       $ 0.000

   Net Investment Income                  0.264          0.275         0.295         0.234         0.130
   Net Realized and Unrealized Gains
     (Losses) on Investments              0.395         (0.124)        0.513        (0.303)       10.346
                                       -----------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS          0.659          0.151         0.808        (0.069)       10.476
                                       -----------------------------------------------------------------
LESS:
   Distributions from
     Net Investment Income                0.268          0.274         0.290         0.248         0.129
   Distributions from
     Net Realized Gains                   0.000          0.000         0.000         0.010         0.000
                                       -----------------------------------------------------------------
TOTAL DISTRIBUTIONS                       0.268          0.274         0.290         0.258         0.129
                                       -----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $ 10.272     $    9.958    $   10.172     $   9.442       $10.347
                                       =================================================================

   Total Return                           6.73%          1.57%         1.51%        -0.98%         0.25%
   Net Assets, End of Period           $891,279     $1,866,977    $1,854,870     $ 622,832       $26,224
   Ratio of Expenses
     to Average Net Assets                1.53%          1.53%         1.53%         1.51%         1.46%
   Ratio of Net Investment Income
     to Average Net Assets                5.36%          5.46%         5.80%         5.04%         4.21%
   Portfolio Turnover Rate               20.78%         22.37%        35.47%        30.75%        29.41%




*During the six month period ended September 30, 1997, the fund was liquidated through shareholder redemptions.
**From inception of the Fund May 20, 1993.

Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.

                              FINANCIAL HIGHLIGHTS

The following presents information relating to an Initial Share of Capital Stock of the Fund outstanding for the entire period.

                                                       SHORT-TERM GOVERNMENT PORTFOLIO
                                          1997           1996          1995          1994          1993*
NET ASSET VALUE, BEGINNING OF PERIOD $    9.727     $    9.816    $    9.649    $    9.765       $ 0.000
                                     -------------------------------------------------------------------

   Net Investment Income                  0.352          0.241         0.274         0.198         0.052
   Net Realized and Unrealized Gains
     (Losses) on Investments             (9.929)        (0.050)        0.185        (0.140)        9.941
                                     -------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS         (9.577)         0.191         0.459         0.058         9.993
                                     -------------------------------------------------------------------
LESS:
   Distributions from
     Net Investment Income                0.150          0.249         0.276         0.207         0.051
   Distributions from
     Net Realized Gains                   0.000          0.000         0.000         0.006         0.000
                                     -------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       0.150          0.249         0.276         0.213         0.051
                                     -------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $    0.000     $    9.758    $    9.832    $    9.610       $ 9.942
                                     ===================================================================

   Total Return                           2.48%          2.00%         1.41%         0.51%         0.41%
     Net Assets, End of Period       $        0     $  242,415    $  224,519    $  265,719       $ 6,468
   Ratio of Expenses
     to Average Net Assets                1.54%          1.53%         1.53%         1.51%         1.47%
   Ratio of Net Investment Income
     to Average Net Assets                4.56%          4.92%         5.55%         4.36%         2.69%
   Portfolio Turnover Rate                0.00%         19.92%       125.88%        44.61%        19.39%


*From inception of the Fund May 20, 1993.

Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.

                              FINANCIAL HIGHLIGHTS

The following presents information relating to a Select Share of Capital Stock of the Fund outstanding for the entire period.

                                                            EQUITY PORTFOLIO
                                             1997           1996          1995          1994          1993*

NET ASSET VALUE, BEGINNING OF PERIOD   $    11.610   $     12.548   $    10.603   $    10.266   $    10.000
                                       --------------------------------------------------------------------
   Net Investment Income                     0.086          0.259         0.162         0.132         0.049
   Net Realized and Unrealized Gains (Losses)
     on Investments                          1.863         (0.076)        1.485         0.212         0.030
                                       --------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS             1.949          0.183         1.647         0.344         0.079
                                       --------------------------------------------------------------------

LESS:
   Distributions from
     Net Investment Income                   0.087          0.256         0.162         0.127         0.049
                                       --------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                     0.087          0.256         0.162         0.127         0.049
                                       --------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD         $    13.472   $     12.474   $    12.088   $    10.483   $    10.030
                                       ====================================================================
   Total Return                             16.82%          1.46%         7.92%         3.37%         7.90%
   Net Assets, End of Period           $13,676,567   $ 17,196,450   $15,477,179   $11,593,898   $ 9,101,541
   Ratio of Expenses
     to Average Net Assets                   1.08%          1.08%         1.08%         1.05%         1.02%
   Ratio of Net Investment Income
     to Average Net Assets                   1.32%          4.07%         2.87%         2.54%         1.53%
   Portfolio Turnover Rate                  52.29%         23.57%        25.98%        28.84%         4.56%
   Average Commission Paid
     to Broker                         $    0.0669   $     0.1002   $    0.0867   $    0.0920   $    0.1015


*From inception of the Fund May 20, 1993.

Note for all Portfolios: Ratios have been determined on an annualized basis. Total Return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.

                              FINANCIAL HIGHLIGHTS

The following presents information relating to a Select Share of Capital Stock of the Fund outstanding for the entire period.

                                                            TOTAL RETURN PORTFOLIO
                                          1997           1996          1995          1994          1993*
Net Asset Value, Beginning of Period $    10.284   $    11.075   $     9.932   $     9.966   $    10.000
                                     -------------------------------------------------------------------
   Net Investment Income                   0.221         0.262         0.248         0.183         0.093
   Net Realized and Unrealized Gains
     (Losses) on Investments               1.019        (0.076)        0.916        (0.097)       (0.001)
                                     -------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS           1.240         0.186         1.164         0.086         0.092
                                     -------------------------------------------------------------------
LESS:
   Distributions from
     Net Investment Income                 0.224         0.264         0.247         0.182         0.092
                                     -------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        0.224         0.264         0.247         0.182         0.092
                                     -------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD       $    11.300   $    10.997   $    10.849   $     9.870   $    10.000
                                     ===================================================================

   Total Return                           12.12%         1.71%         4.49%         0.87%         3.06%
   Net Assets, End of Period         $10,270,915   $17,895,815   $15,905,252   $13,083,175   $ 11,434,625
   Ratio of Expenses
     to Average Net Assets                 1.08%         1.08%         1.08%         1.05%         1.02%
   Ratio of Net Investment Income
     to Average Net Assets                 3.81%         4.76%         4.74%         3.67%         2.65%
   Portfolio Turnover Rate                39.15%        16.40%        34.96%        44.53%        20.71%
   Average Commission Paid
     to Broker                       $    0.0631   $    0.0912   $    0.0976   $    0.0962   $    0.0913





*From inception of the Fund May 20, 1993.

Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.

                              FINANCIAL HIGHLIGHTS

The following presents information relating to a Select Share of Capital Stock of the Fund outstanding for the entire period.

                                                            FIXED INCOME PORTFOLIO
                                          1997           1996          1995          1994          1993*
NET ASSET VALUE, BEGINNING OF PERIOD $    9.782     $    9.987    $    9.566    $    9.682    $   10.000
                                     -------------------------------------------------------------------
  Net Investment Income                   0.292          0.293         0.314         0.257         0.179
  Net Realized and Unrealized Gains
     (Losses) on Investments              0.385         (0.120)        0.511        (0.325)        0.300
                                     -------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS          0.677          0.173         0.825        (0.068)        0.479
                                     -------------------------------------------------------------------
LESS:
   Distributions from
     Net Investment Income                0.292          0.298         0.313         0.256         0.178
                                     -------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       0.292          0.298         0.313         0.256         0.178
                                     -------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD       $   10.167     $    9.862    $   10.078    $    9.358    $   10.301
                                     ===================================================================

   Total Return                           7.00%          1.83%         1.63%        -0.72%         0.46%
   Net Assets, End of Period         $9,124,726     $7,997,341    $7,373,764    $6,269,610    $6,314,336
   Ratio of Expenses
     to Average Net Assets                1.03%          1.03%         1.03%         1.00%         0.97%
   Ratio of Net Investment Income
     to Average Net Assets                5.86%          5.96%         6.30%         5.36%         4.78%
   Portfolio Turnover Rate               20.78%         22.37%        35.47%        30.75%        29.41%







*From inception of the Fund May 20, 1993.

Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.

                              FINANCIAL HIGHLIGHTS

The following presents information relating to a Select Share of Capital Stock of the Fund outstanding for the entire period.


                                          1997*          1996          1995          1994         1993**
NET ASSET VALUE, BEGINNING OF PERIOD $    9.868     $    9.954    $    9.776    $    9.886    $   10.000
                                     -------------------------------------------------------------------

   Net Investment Income                  0.168          0.269         0.302         0.228         0.114
   Net Realized and Unrealized Gains
     (Losses) on Investments             (9.866)        (0.051)        0.188        (0.153)        0.080
                                     --------------------------------------------------------------------
Total from Investment Operations         (9.698)         0.218         0.490         0.075         0.194
                                     --------------------------------------------------------------------
LESS:
   Distributions from
     Net Investment Income                0.170          0.273         0.300         0.227         0.113
                                     -------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       0.170          0.273         0.300         0.227         0.113
                                     -------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD       $    0.000     $    9.899    $    9.966    $    9.734    $   10.081
                                     ===================================================================

   Total Return                           2.67%          2.26%         1.54%         0.76%         2.82%
   Net Assets, End of Period         $        0     $4,363,600    $4,002,810    $3,618,530    $3,435,995
   Ratio of Expenses
     to Average Net Assets                1.04%          1.03%         1.03%         1.00%         0.97%
   Ratio of Net Investment Income
     to Average Net Assets                5.25%          5.42%         6.05%         4.63%         3.18%
   Portfolio Turnover Rate                0.00%         19.92%       125.88%        44.61%        19.39%






*During the six month period ended September 30, 1997, the fund was liquidated through shareholder redemptions.
**From inception of the Fund May 20, 1993.

Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.

                              FINANCIAL HIGHLIGHTS

The following presents information relating to a Select Share of Capital Stock of the Fund outstanding for the entire period.

                                                            PRIME MONEY MARKET PORTFOLIO
                                          1997*          1996          1995          1994         1993**
NET ASSET VALUE, BEGINNING OF PERIOD $    1.000     $    1.000    $    1.000    $    1.000    $    1.000
                                     -------------------------------------------------------------------
   Net Investment Income                  0.016          0.024         0.026         0.018         0.009
   Net Realized and Unrealized Gains
     (Losses) on Investments             (1.000)         0.000         0.000         0.000         0.000
                                     -------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS         (0.984)         0.024         0.026         0.018         0.009
                                     -------------------------------------------------------------------
LESS:
   Distributions from
     Net Investment Income                0.016          0.024         0.026         0.018         0.009
                                     -------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       0.016          0.024         0.026         0.018         0.009
                                     -------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $    0.000     $    1.000    $    1.000    $    1.000    $    1.000
                                     ===================================================================

   Total Return                           1.60%          2.40%         2.60%         1.79%         2.90%
   Net Assets, End of Period         $        0     $3,747,722    $6,936,582    $5,288,801    $5,054,147
   Ratio of Expenses
     to Average Net Assets                0.78%          0.78%         7.79%         0.75%         0.75%
   Ratio of Net Investment Income
     to Average Net Assets                4.89%          4.69%         5.27%         3.58%         2.46%
   Portfolio Turnover Rate                0.00%          0.00%         0.00%        22.84%         0.00%





*During the six month period ended September 30, 1997, the fund was liquidated through shareholder redemptions.
**From inception of the Fund May 20, 1993.

Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.
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